 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2009

PAB Bankshares, Inc.
(Exact name of registrant as specified in its charter)

Georgia	000-25422	58-1473302
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3250 North Valdosta Road, Valdosta, Georgia 31602
(Address of Principal Executive Offices) (Zip Code)

(229) 241-2775 (Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))
[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

PAB Bankshares, Inc. (the "Company") and its wholly-owned subsidiary, The Park Avenue Bank (the "Bank") reports, with great sadness, that Walter W. "Bo" Carroll, II died on Sunday, December 20, 2009 at the age of 61. Mr. Carroll served as a Director of the Company and the Bank since 1989.

A copy of the statement issued by the Company regarding Mr. Carroll's passing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

      99.1      Press release dated December 22, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAB Bankshares, Inc.

By: /s/ NICOLE S. STOKES
Name: Nicole S. Stokes
Title: Executive Vice President, Chief Financial Officer

Date:   December 22, 2009